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                              ING SERIES FUND, INC.
              DOMESTIC EQUITY FUNDS - CLASS A, B, C, I AND R SHARES
                              (SEPTEMBER 30, 2003)
                 FIXED INCOME FUNDS - CLASS A, B, C AND I SHARES
                                (AUGUST 1, 2003)

                         Supplement dated April 30, 2004
                         to the above-referenced Funds'
                      Statements of Additional Information
                   dates of which are indicated in parentheses


Effective immediately, the following should be added after the second paragraph of the section entitled "Purchase and Redemption of Shares":

      If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE